UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2006

BIO-key International, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13463 (Commission File Number)	41-1741861 (I.R.S. Employer Identification No.)

3349 Highway 138, Building D, Suite B

Wall, NJ 07719

(Address of principal executive offices)

(732) 359-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                          Regulation FD Disclosure

On January 26, 2006, BIO-key International, Inc. (the “Company”) issued a press release announcing its year-end business update.  The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The attached press release includes revisions to the version previously released by the Company to correct the time period in which the $303,000 in revenue that is the subject of the restatement of our financial statements was recognized and to correct our statement as to the expected effect of the restatement.  This corrected press release conforms to our description of the restatement of our financial statements set forth in our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 25, 2006.

Item 9.01.                                          Financial Statements and Exhibits

(a)                                  Exhibits.  The following Exhibits are attached to this Current Report on Form 8-K:

Exhibit No.:	Description:

Exhibit 99.1	Press release, dated January 26, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 26, 2006	BIO-KEY INTERNATIONAL, INC.

	By:	/s/ Thomas J. Colatosti
Thomas J. Colatosti
Co-Chief Executive Officer

EXHIBIT INDEX

Exhibit No.:	Description:

Exhibit 99.1	Press release, dated January 26, 2006